SCHEDULE OF PORTFOLIO SECURITIES
DEAN WITTER SELECT EQUITY TRUST SELECT 5 INDUSTRIAL PORTFOLIO 98-2 ON DATE OF DEPOSIT, FEBRUARY 27, 1998

                                                          CURRENT                  PROPORTIONATE  PERCENTAGE OF
                                                          ANNUAL                   RELATIONSHIP     AGGREGATE     PRICE PER
 PORTFOLIO                                             DIVIDEND PER    NUMBER OF    BETWEEN NO.   MARKET VALUE    SHARE TO
    NO.      NAME OF ISSUER                                SHARE        SHARES       OF SHARES      OF TRUST        TRUST
-----------  ----------------------------------------  -------------  -----------  -------------  -------------  -----------
        1.   AT&T Corp.                                  $    1.32           785        17.48%         19.77%     $ 60.8750
        2.   Dupont (E.I.) de Nemours & Co.                   1.26           787        17.52          19.97        61.3125
        3.   Exxon Corp.                                      1.64           759        16.90          20.06        63.8750
        4.   International Paper                              1.00         1,034        23.02          19.95        46.6250
        5.   Philip Morris Cos., Inc.                         1.60         1,127        25.09          20.26        43.4375
                                                                           -----
                                                                           4,492
                                                                           -----
                                                                           -----

HISTORICAL PERFORMANCE

The following table shows the actual performance of (i) all of the stocks in the Dow Jones Industrial Average-TM- (DJIA) and (ii) a hypothetical investment in approximately equal values of the five stocks comprising the Select 5 strategy (but not any trust) for each year indicated

                                                 SELECT 5
          YEAR                   DJIA            STRATEGY
       ENDED 12/31           TOTAL RETURN      TOTAL RETURN
-------------------------  ----------------  ----------------
             1973                -13.12%            16.47%
             1974                -23.14%            -7.53%
             1975                 44.40%            67.11%
             1976                 22.72%            39.20%
             1977                -12.71%             3.37%
             1978                  2.69%            -1.17%
             1979                 10.52%             7.67%
             1980                 21.41%            39.11%
             1981                 -3.40%             1.25%
             1982                 25.79%            40.33%
             1983                 25.68%            34.59%
             1984                  1.06%             8.68%
             1985                 32.78%            36.24%
             1986                 26.91%            28.42%
             1987                  6.02%             8.85%
             1988                 15.95%            19.71%
             1989                 31.71%            15.67%
             1990                 -0.57%           -17.79%
             1991                 23.93%            60.21%
             1992                  7.35%            20.73%
             1993                 16.74%            31.70%
             1994                  4.95%             6.35%
             1995                 36.49%            28.18%
             1996                 28.57%            23.87%
             1997                 24.75%            17.53%
    1/1/1998 through
        2/27/1998                  8.06%             5.86%
            -----              --------          --------
Average annual return,
        1973-1997                 13.01    %        19.58    %

Returns shown represent price changes plus dividend returns and do not reflect commissions or taxes. Only the Select 5 Strategy figures reflect Trust sales charges (the full sales charge in the first year; reduced rollover sales charges thereafter), estimated expenses and quarterly reinvestment of dividends. These returns are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with the Trust. The actual returns of a particular trust or purchase of units of a trust will vary from hypothetical strategy returns due to, among other things, timing differences and the fact that an actual trust has sales charges, expenses and commissions. As indicated in the above table, the Select 5 strategy underperformed a hypothetical investment in all of the stocks in the DJIA in certain years and there can be no assurance that the Trust will outperform a hypothetical investment in all of the stocks in the DJIA over the life of the Trust.

Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed or sold, may be worth more or less than their original cost.

Summary of Essential Information
as of February 27, 1998

SIZE OF OFFERING
-------------------------------------------

Aggregate Value of Securities....    $241,685.25
Number of Units..................         25,000

PRICE
-------------------------------------------

Public Offering Price Per Unit
  (including sales charge).....         $9.75020
Minimum Purchase: $1,000
Public Offering Price Per 100
  Units (including sales
  charge)......................          $975.02

RECORD DATES
-------------------------------------------

July 1, 1998, October 1, 1998, January 1, 1999 and
  May 3, 1999

DISTRIBUTION DATES
-------------------------------------------

July 15, 1998, October 15, 1998, January 15, 1999
  and on or about May 10, 1999

TERMINATION DATE
------------------------------------------------
May 3, 1999

SALES CHARGE
------------------------------------------------
The sales charge is 2.90% of the Public Offering Price of which $20 per 100 Units is deferred. The deferred sales charge generally is paid from the proceeds of securities sold each month commencing April 30, 1998 ($2.00 per 100 units per month for 10 months). Volume discounts begin on orders of $25,000 or more.
------------------------------------------------

TRUSTEE                      SPONSOR
The Chase Manhattan Bank     Dean Witter Reynolds Inc.
270 Park Avenue              2 World Trade Center
New York, New York 10017     New York, New York 10048

INVEST IN THE 5 LOWEST DOLLAR PRICE PER SHARE
STOCKS OF THE 10 HIGHEST YIELDING STOCKS
IN THE DOW JONES INDUSTRIAL AVERAGE-TM-* FOR
AS LITTLE AS $1,000.

SELECT EQUITY TRUSTS

Achieving financial success in today's dynamic markets depends on SELECTING the right investment strategy. As new opportunities emerge, sparked by changing business trends, market strategies must be geared to capitalize on them. Because such opportunities may not be easily identified by individual investors, Dean Witter has developed the SELECT 5 INDUSTRIAL PORTFOLIO 98-2. It is specifically designed for investors seeking income and above-average growth potential.

PORTFOLIO SELECTION

The Select 5 Industrial Portfolio consists of the 5 lowest dollar price per share stocks of the 10 common stocks in the Dow Jones Industrial Average having the highest dividend yield (as of February 27, 1998).

RISKS

The Trust is an unmanaged, fixed portfolio, and changes in relative dividend yields will not cause changes to the Trust's portfolio. Risks of investing in common stocks such as the Trust's securities include price volatility resulting from factors affecting particular common stock and the equity markets in general. The Trust helps reduce risks because an investment is divided among 5 stocks from various industry groups. See the Prospectus for more complete information about risks.

SHORT-TERM LIFE

The Trust will terminate in approximately one year. The portfolio will then either be liquidated or distributed to unitholders in-kind at their election. You may, of course, sell or redeem your Units prior to the Trust's termination. Although the Trust is a one year investment, the strategy is long term. Investors should consider reinvesting in successive trusts, for example, for at least three to five years, to take advantage of the long term strategy.

REINVESTMENT OPTION

Investors may elect to have distributions automatically reinvested in additional units of the Trust subject to the then remaining deferred sales charge.

NO TURNOVER

The Trust typically has no turnover during its life. Unitholders know exactly where their money is invested. Managed investment portfolios may have very high turnover rates over a one-year period.

EASY LIQUIDITY

All or a portion of your Units may be liquidated at any time, based on net asset value (including deduction for any unpaid deferred sales charge). The price you receive will reflect market conditions and could be more or less than the price originally paid. Investors may at termination choose to receive their share of the Trust's actual underlying securities.
SUITED FOR RETIREMENT ACCOUNTS

This Trust may be an attractive investment vehicle for a self-directed IRA or self-employed retirement plan ("Keogh plan"). Unless held in an IRA or other tax-deferred vehicle there may be current tax consequences associated with an investment in this type of unit investment trust. As an income- and growth-oriented investment it may be a suitable complement to help achieve overall portfolio diversification.
NO MARKET TIMING

The Select 5 Industrial Portfolio leaves "emotional trading" behind by focusing and buying a quality portfolio of blue-chip stocks with high dividend yields. Due to the Trust's "buy and hold" strategy, an investor's money is generally invested at all times. Managed investment vehicles buy and sell securities and may have a sizable percentage of assets in cash.
ROLLOVER OPTION

Investors, in connection with the Trust's termination, may elect to roll over their investment into units of a new series, if offered, subject only to the deferred sales charge.
DEAN WITTER DIRECT INVEST-SM-

DIRECT INVEST is an automatic investment program that can help individuals invest for their future, now. Dean Witter created DIRECT INVEST because preparing for the future, such as financing a college education, a down payment on a new house, or retirement, can be difficult. Through DIRECT INVEST, regular deductions from a checking or savings account or Dean Witter Active Assets-Registered Trademark- Accounts are used to purchase units of the DEAN WITTER SELECT 5 INDUSTRIAL PORTFOLIO without writing any checks! The program has the additional benefits of allowing investors to choose their own investment schedule, either once a month, twice a month or quarterly, and also to create a purchase rate that fits into their budget. Direct Invest does not assure a profit and does not protect against loss in declining markets.

--------------------------
*Dow Jones Industrial Average-TM- is the property of Dow Jones & Company, Inc., which has not participated in any way in the creation of the Trust or in the selection of the stocks in the portfolio and has not approved any information included in this brochure or in the Trust's prospectus.

FOR A COPY OF THE PROSPECTUS CONTAINING MORE COMPLETE INFORMATION INCLUDING CHARGES, EXPENSES AND RISKS, CONTACT YOUR ACCOUNT EXECUTIVE. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

[LOGO]

SELECT 5
INDUSTRIAL PORTFOLIO
98-2

-INCOME AND ABOVE-AVERAGE
   GROWTH POTENTIAL

- EASY LIQUIDITY

- REINVESTMENT

- ROLLOVER OPTION

- DEAN WITTER DIRECT INVEST-SM-

UNITS OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE UNITS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN UNITS OF THE TRUST IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

defg
      2 World Trade Center  -  New York NY 10048